EXHIBIT 99.1

Amtech Reports Preliminary Fiscal 2025 Fourth Quarter and Full Year Results

Fourth Quarter Revenue is Expected to Exceed Top End of Guidance

Fourth Quarter Adjusted EBITDA Margin Expected Above Guidance(1)

TEMPE, AZ -- December 1, 2025 -- Amtech Systems, Inc. ("Amtech") (NASDAQ: ASYS), a manufacturer of equipment and consumables enabling AI semiconductor device packaging and advanced substrate fabrication, today reported preliminary, unaudited financial results for the fiscal fourth quarter and full year ended September 30, 2025.

Commenting on the preliminary financial results, Bob Daigle, Chief Executive Officer of Amtech, said, “We are pleased with our performance in the fourth quarter and the continued strength in demand for the equipment we produce for AI applications.”

Preliminary Fiscal 2025 Fourth Quarter Financial Results:

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Net revenue estimated at $19.8 million
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Adjusted EBITDA estimated at $2.6 million (13% of revenue) (1)
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Cash Balance estimated at $17.9 million ($2.3 million increase from prior quarter)

Preliminary Fiscal 2025 Full Year Financial Results

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Net revenue estimated at $79.4 million
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Adjusted EBITDA estimated at $5.4 million (1)
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Cash balance increased by $6.8 million from prior year

(1) A tabular reconciliation of financial measures prepared in accordance with GAAP to non-GAAP financial measures will be included in the full financial results scheduled to be reported on December 10, 2025.

Amtech Systems previously provided financial results guidance for the fiscal 2025 fourth quarter ending September 30, 2025. This guidance stated that revenue for the fourth quarter was expected to be in the range of $17 to $19 million and adjusted EBITDA margins in the mid-single digits.

Conference Call

Amtech Systems will report complete financial results for the fiscal fourth quarter and full year ended September 30, 2025 after the stock market closes on Wednesday, December 10, 2025. The Company will host a conference call to discuss the results at 5:00 pm ET on Wednesday, December 10, 2025. The call will be available to interested parties by dialing 1-412-317-6060. A live webcast of the conference call will be available in the Investor Relations section of Amtech’s website at: https://www.amtechsystems.com/investors/events. A replay of the webcast will be available in the Investor Relations section of the company’s website at http://www.amtechsystems.com/conference.htm shortly after the conclusion of the call and will remain available for approximately 30 calendar days.

About Amtech Systems, Inc.

Amtech Systems, Inc. (NASDAQ: ASYS) provides equipment, consumables and services for AI semiconductor device packaging and advanced wafer substrate fabrication. Our products include advanced packaging and electronics assembly equipment for applications such as AI GPUs and advanced automotive electronics. Consumable and other solutions are used in fabricating semiconductor devices, such as silicon carbide (SiC) and silicon (Si) power devices, digital and analog devices, power electronic packages, advanced semiconductor packages and electronic assemblies. We sell these products to semiconductor device and module manufacturers worldwide, particularly in Asia, North America and Europe. To learn more about Amtech, please visit our website at https://www.amtechsystems.com.

Important Note Regarding Preliminary, Unaudited Financial Results

Amtech Systems has not completed preparation of its financial statements for the fiscal fourth quarter or full year of 2025. The figures presented in this news release for the fourth quarter of 2025 and year ended September 30, 2025 are preliminary and unaudited and are thus inherently uncertain and subject to change as the Company completes its financial results review for respective periods. Amtech Systems is in the process of completing its customary year-end close and review procedures, and there can be no assurance that final, audited results will not differ from the preliminary results as provided herein.

Safe Harbor/Forward Looking Statement, Disclosure Information and Non-GAAP financial Measures

Certain information contained in this press release is forward-looking in nature. All statements in this press release, or made by management of Amtech Systems, Inc. and its subsidiaries ("Amtech"), other than statements of historical fact, are hereby identified as "forward-looking statements" (as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995). The forward-looking statements in this press release relate only to events or information as of the date on which the statements are made in this press release. Examples of forward-looking statements include statements regarding Amtech's future financial results, delivering profitable growth, creating long-term value for our shareholders, long term future prospects, operating results, business strategies, projected costs, the optimization and reduction of structural costs, products under development, competitive positions, plans and objectives of Amtech and its management for future operations, efforts to improve operational efficiencies and effectiveness and profitably grow our revenue, and enhancements to our technologies and expansion of our product portfolio. In some cases, forward-looking statements can be identified by terminology such as "may," "plan," "anticipate," "seek," "will," "expect," "intend," "estimate," "believe," "continue," "predict," "potential," "project," "should," "would," "could", "likely," "future," "target," "forecast," "goal," "observe," and "strategy" or the negative of these terms or other comparable terminology used in this press release or by our management, which are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. The Form 10-K that Amtech filed with the Securities and Exchange Commission (the "SEC") for the year-ended September 30, 2024, listed various important factors that could affect the Company's future operating results and financial condition and could cause actual results to differ materially from historical results and expectations based on forward-looking statements made in this document or elsewhere by Amtech or on its behalf. These factors can be found under the heading "Risk Factors" in the Form 10-K and in our subsequently filed Quarterly Reports on Form 10-Qs, and investors should refer to them. Because it is not possible to predict or identify all such factors, any such list cannot be considered a complete set of all potential risks or uncertainties. Except as required by law, we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise.

Amtech Systems may use its website (www.amtechsystems.com), investor relations page (https://www.amtechsystems.com/investors), and LinkedIn page (https://www.linkedin.com/company/amtechsystems) to disclose material non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors and other interested parties should monitor these sites, in addition to following Amtech Systems press releases, Securities and Exchange Commission (SEC) filings, public conference calls and public presentations/webcasts.

References in this press release are made to non-GAAP (Generally Accepted Accounting Principles) financial measures, including profitability and operating/net income excluding one-time items, EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), Adjusted EBITDA (AEBITDA), which excludes equity compensation, and AEBITDA excluding one-time items. These measures are provided as a supplement to GAAP results and offer additional insights into the Company's results and facilitate the comparison of results. Reconciliations are available in the tables full earnings results press releases.

Contacts:
Amtech Systems, Inc.
Wade M. Jenke
Vice President and Chief Financial Officer
irelations@amtechsystems.com
Darrow Associates Jordan Darro (631) 766-4528 jdarrow@darrowir.com